UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION				Exhibit 99.1

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

11/30/2010 to 12/31/2010

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the
United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from November 30, 2010 thru December 31, 2010

Opening Cash Balance - 11/30/10	$ 372

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other
Total Inflows
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	2	2
Consulting Fees
Lockbox Fees	2	2
Supplies & Misc
Rent	0	0
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	15	15

Net Cash Flows	(15)

Closing Cash Balance	$ 357

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2010 thru December 31, 2010
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 11/30/10 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 12/31/10 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2010 thru December 31, 2010
Amounts in $000’s

See attached System Generated A/P reports as of 11/30/2010 (Attachments 2A and 2B).

Beginning of Period Balance	$56	(per 11/30/10 G/L)
PLUS: New Indebtedness Incurred	4
LESS: Amounts Paid on A/P	(4)

End of Month Balance	$56	(per 12/31/10 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of December 31, 2010

		Type	Date	Amount	Balance
	AT&T				0.00
		Bill	12/02/2010	167.99	167.99
		Bill	12/02/2010	10.60	178.59
		Bill Pmt -Check	12/02/2010	-178.59	0.00
	Total AT&T			0.00	0.00
	epiq Systems				0.00
		Bill	12/02/2010	387.50	387.50
		Bill Pmt -Check	12/02/2010	-387.50	0.00
	Total epiq Systems			0.00	0.00
	JPMorgan Chase				0.00
		Bill	12/02/2010	1,831.34	1,831.34
		Bill Pmt -Check	12/02/2010	-1,831.34	0.00
	Total JPMorgan Chase			0.00	0.00
	Kaster Moving Co. Inc.				0.00
		Bill	12/02/2010	82.50	82.50
		Bill Pmt -Check	12/02/2010	-82.50	0.00
	Total Kaster Moving Co. Inc.			0.00	0.00
	The Department of State				0.00
		Bill	12/02/2010	9.00	9.00
		Bill Pmt -Check	12/02/2010	-9.00	0.00
	Total The Department of State			0.00	0.00
	U.S. Trustee Program Payment Center				0.00
		Bill	12/02/2010	1,300.00	1,300.00
		Bill Pmt -Check	12/02/2010	-1,300.00	0.00
	Total U.S. Trustee Program Payment Center			0.00	0.00
TOTAL				0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Balances
December 31, 2010

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	3,137.41
58,603.23

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2010 thru December 31, 2010
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 11/30/10 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 12/31/10 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2010-12/31/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 34,199.29
Total Deposits	$ -	Transfer from Money Market
Total Payments	$ 12,142.07	Transfer to Manual Checking of
Closing Balance	$ 22,057.22

Electronic Payments issued this Period
Last Payment issued this Period
Total # of payments this Period	0

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2010-12/31/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 349,778.41
Total Deposits	$ 14.54	Interest Income
Total Payments	$ 2,534.62 -	Payroll Taxes and transfer to Concentration of $50,000
Closing Balance	$ 347,258.43
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2010-12/31/2010

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$ 0.00
Total Deposits	$ 12,142.07	Transfer from Concentration
Total Payments	$ (12,142.07)
Closing Balance	$ 0.00
Service Charges	N/A

First Check issued this Period		201369
Last Check issued this Period		201377
Voided Checks		2
Total # of checks issued this Period		7

Exhibit 5

The New Power Company
Cash Activity
As of December 2010

Num	Date	Name	Amount

direct dep	12/15/2010	M. Patricia Foster	3,928.99
direct dep	12/31/2010	M. Patricia Foster	3,928.99
wire	12/02/2010	United States Treasury	2,534.62
201369	12/02/2010	CT Commissioner of Revenue Services	504.16
201372	12/02/2010	AT&T	178.59
201373	12/02/2010	epiq Systems	387.50
201374	12/02/2010	JPMorgan Chase	1,831.34
201375	12/02/2010	Kaster Moving Co. Inc.	82.50
201376	12/02/2010	The Department of State	9.00
201377	12/02/2010	U.S. Trustee Program Payment Center	1,300.00

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2010 thru December 31, 2010
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	2.5
Connecticut State Tax	0.5

Taxes Owed and Due

Payroll Tax Liability	3.5

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from November 30, 2010 thru December 31, 2010
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *
* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 12/01/10-12/31/2010

Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	12/15/2010	Salary for pay period 12/01 - 12/15
		$ 5,208.33	12/31/2010	Salary for pay period 12/16 - 12/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2010 thru December 31, 2010

none